SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
February 12, 2008 (February 5, 2008)
TRI-ISTHMUS GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30326	77-0557617

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
149 South Barrington Ave., Suite 808
Los Angeles, CA 90049
(Address of Principal Executive Offices) (Zip Code)
(818) 887-6659
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01:	Changes in Registrant’s Certifying Accountant
     On February 11, 2008, a Current Report on Form 8-K (the “Form 8-K”) was filed reporting the unanimous approval by the members of the Audit Committee of Tri-Isthmus Group, Inc., a Delaware corporation (the “Registrant”), of the dismissal of Mendoza Berger & Company, LLP (“MBC”) as the Registrant’s independent registered public accounting firm.
     This Amendment No. 1 is being provided to furnish additional clarification related to the reports of MBC on the Registrant’s financial statements for the past two fiscal years; specifically, that during the transition period ended September 30, 2007 and the fiscal years ended January 31, 2007 and 2006 and through February 12, 2008, no report of MBC on the Registrant’s financial statements contained any adverse opinion or disclaimer of opinion or was qualified or modified as to uncertainty, audit scope, or accounting principles.
     The description of the dismissal of MBC contained in this Item 4.01 is qualified in its entirety by reference to the Form 8-K.

Item 9.01.	Financial Statements and Exhibits.
     (a) Not applicable.
     (b) Not applicable.
     (c) Not applicable.
     (d) Exhibits.

Exhibit No.	Description

16.1	Letter from Mendoza Berger & Company, LLP, dated February 12, 2008

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRI-ISTHMUS GROUP, INC.
Date: February 12, 2008	By:	/s/ Dennis Smith
Dennis Smith
Chief Financial Officer

EXHIBITS

Exhibit
Number	Description

16.1	Letter from Mendoza Berger & Company, LLP, dated February 12, 2008